UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

Codiak BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39615	47-4926530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 CambridgePark Drive, Suite 500 Cambridge, MA		02140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 949-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CDAK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of Codiak BioSciences, Inc. (the “Company”) at the 2022 Annual Meeting of Stockholders of the Company held on June 17, 2022 (the “Annual Meeting”):

(i)    The election of three Class II directors, as nominated by the Board of Directors of Company, each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal; and

(ii)    The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 29, 2022.

The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 22,493,867. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 17,297,543. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The voting results with respect to the matters voted upon at the Annual Meeting are set forth below:

(a)    Election of Class II Directors.

Director Nominee	Votes For	Votes Against	Broker Non-Votes
Charles L. Cooney, Ph.D.	14,501,346	918,523	1,877,674
Jason Haddock	14,514,678	905,191	1,877,674
Anne-Virginie Eggimann, M.Sc.	14,471,315	948,554	1,877,674

(b)    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting included 17,255,993 votes for, 36,289 votes against and 5,261 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022	Codiak BioSciences, Inc.

	By:	/s/ Douglas E. Williams, Ph.D.
Douglas E. Williams, Ph.D.
President and Chief Executive Officer

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